Exhibit 99.1

April 4, 2013

American Apparel Successfully Completes Refinancing of Secured Debt

LOS ANGELES—(BUSINESS WIRE)— American Apparel, Inc. (NYSE MKT:APP), a vertically integrated manufacturer, distributor, and retailer of branded fashion basic apparel, today announced that it has successfully closed a private offering of $206 million principal amount of its 13% senior secured notes due 2020 and has entered into a new $35 million five-year asset-backed revolving credit facility with Capital One Bank. The Company used the net proceeds from the offering of the notes, together with borrowings under the new revolving credit facility, to repay in full and terminate its prior credit facilities with Lion Capital, LLC and Crystal Financial LLC.

“Our new debt arrangements, coupled with improved financial performance, will provide added flexibility in delivering upon our operating plan for 2013 and beyond,” said Dov Charney, American Apparel’s chairman and chief executive officer. “We appreciate the vote of confidence from Capital One and the purchasers of the notes and the completion of this financing effort will allow us to further focus our efforts in driving profitability for the benefit of all of our stakeholders.”

“I would like to personally thank Lyndon Lea of Lion Capital for his un-waivered support as a lender during the last four years, even when others doubted American Apparel’s “Made in USA” sweatshop-free mission,” stated Mr. Charney.  “Also a special thank you is due to Michael Serruya and to Andy De Francesco of Delavaco Capital, Inc. in Toronto, for their initial investment which came at a critical time in 2011, and their continued support and friendship. At American Apparel we are focused on leveraging art, design and innovation to advance our business process, rather than relentlessly pursuing off shore cheap labor. We welcome bondholders to our family of stakeholders, and re-emphasize that it is our mission to ensure that all stakeholders—customers, workers, shareholders, suppliers, and now bondholders—have a positive experience when touched by our business. We also welcome Capital One as our new bank, under our new five year agreement with them, which will greatly reduce our first lien borrowing costs. At this juncture it’s time to roll up our sleeves and build American Apparel’s future.”

“Capital One Bank is pleased to work with American Apparel, a leading manufacturer, distributor, and retailer of branded fashion basic apparel, to support the company’s recapitalization and growth strategy,” said Michael Burns, Senior Vice President and Asset Based Lending Regional Manager, Capital One Bank. “We look forward to building our relationship with American Apparel to help position the company for continued market leadership, growth and success.”

About American Apparel

American Apparel is a vertically integrated manufacturer, distributor, and retailer of branded fashion basic apparel based in downtown Los Angeles, California. As of March 31, 2013, American Apparel had approximately 10,000 employees and operated approximately 250 retail stores in 20 countries, including the United States, Canada, Mexico, Brazil, United Kingdom, Ireland, Austria, Belgium, France, Germany, Italy, Netherlands, Spain, Sweden, Switzerland, Israel, Australia, Japan, South Korea, and China. American Apparel also operates a leading wholesale business that supplies high quality T-shirts and other casual wear to distributors and screen printers. In addition to its retail stores and wholesale operations, American Apparel operates an online retail e-commerce website at www.americanapparel.net.

About Capital One

Capital One Financial Corporation (www.capitalone.com) is a financial holding company whose subsidiaries, which include Capital One, N.A., and Capital One Bank (USA), N. A., had $212.5 billion in deposits and $312.9 billion in total assets outstanding as of December 31, 2012. Headquartered in McLean, Virginia, Capital One offers a broad spectrum of financial products and services to consumers, small businesses and commercial clients through a variety of channels. Capital One, N.A. has more than 900 branch locations primarily in New York, New Jersey, Texas, Louisiana, Maryland, Virginia and the District of Columbia. ING DIRECT, a division of Capital One, N.A., offers direct banking products and services to customers nationwide.  A Fortune 500 company, Capital One trades on the New York Stock Exchange under the symbol “COF” and is included in the S&P 100 index.

Safe Harbor Statement

This press release, and other statements that the Company may make, may contain forward-looking statements. Forward-looking statements are statements that are not historical facts and include statements regarding, among other things, the Company’s future financial condition, performance and flexibility; results of operations; future business plans, including anticipated cost savings and the Company’s prospects and strategies for future growth and market leadership; and the impact that the new debt arrangements are expected to have on the Company. Such forward-looking statements are based upon the current beliefs and expectations of American Apparel’s management, but are subject to risks and uncertainties, which could cause actual results and/or the timing of events to differ materially from those set forth in the forward-looking statements, including, among others: the ability to generate sufficient liquidity for operations and debt service; changes in the level of consumer spending or preferences or demand for the Company’s products; increasing competition, both in the U.S. and internationally; the evolving nature of the Company’s business; the Company’s ability to hire and retain key personnel and the Company’s relationship with its employees; suitable store locations and the Company’s ability to attract customers to its stores; the availability of store locations at appropriate terms and the Company’s ability to identify and negotiate new store locations effectively and to open new stores and expand internationally; effectively carrying out and managing the Company’s strategy, including growth and expansion both in the U.S. and internationally; disruptions in the global financial markets; failure to maintain the value and image of the Company’s brand and protect its intellectual property rights; declines in comparable store sales and wholesale revenues; financial nonperformance by the Company’s wholesale customers; the adoption of new accounting pronouncements or changes in interpretations of accounting principles; seasonality of the business; consequences of the Company’s significant indebtedness, including the Company’s relationships with its lenders and the Company’s ability to comply with its debt agreements, including the risk of acceleration of borrowings thereunder as a result of noncompliance; the Company’s ability to generate cash flow to service its debt; the Company’s liquidity and losses from operations; the Company’s ability to develop and implement plans to improve its operations and financial position; costs of materials and labor, including increases in the price of yarn and the cost of certain related fabrics; the Company’s ability to pass on the added cost of raw materials to its wholesale and retail customers; the Company’s ability to improve manufacturing efficiency at its production facilities; the Company’s ability to effectively manage inventory and inventory reserves; location of the Company’s facilities in the same geographic area; manufacturing, supply or distribution difficulties or disruptions; risks of financial nonperformance by customers; investigations, enforcement actions and litigation, including exposure from which could exceed expectations; compliance with or changes in U.S. and foreign government laws and regulations, legislation and regulatory environments, including environmental, immigration, labor and occupational health and safety laws and regulations; costs as a result of operating as a public company; material weaknesses in internal controls; interest rate and foreign currency risks; loss of U.S. import protections or changes in duties, tariffs and quotas and other risks associated with international business including disruption of markets and foreign supply sources and changes in import and export laws; technological changes in manufacturing, wholesaling, or retailing; the Company’s ability to upgrade its information technology infrastructure and other risks associated with the systems that are used to operate the Company’s online retail operations and manage the Company’s other operations; adverse changes in its credit ratings and any related impact on financing costs and structure; general economic and industry conditions, including U.S. and worldwide economic conditions; disruptions due to severe weather or climate change; and other risks detailed in the Company’s filings with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2012. The Company’s filings with the SEC are available at www.sec.gov. You are urged to consider these factors carefully in evaluating the forward-looking statements herein and are cautioned not to place undue reliance on such forward-looking statements, which are qualified in their entirety by this cautionary statement. The forward-looking statements speak only as of the date on which they are made and the Company undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances.

American Apparel
John J. Luttrell, 213-488-0226
Chief Financial Officer
or
ICR
John Rouleau, 203-682-8342 (Investor Relations)
john.rouleau@icrinc.com

Source: American Apparel, Inc.

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